EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C.  SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Ellen M. Cotter, Chief Executive Officer, and Gilbert Avanes, Chief Financial Officer, of Reading International, Inc. (the “Company”), pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do each hereby certify, that, to his or her knowledge:

•

The Quarterly Report on Form 10-Q for the period ended September 30, 2019 as filed with the Securities and Exchange Commission (the "Report") of the Company fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  November 12,  2019

/s/ Ellen M. Cotter

Name:Ellen M. Cotter

Title:Chief Executive Officer

/s/ Gilbert Avanes

Name:Gilbert Avanes

Title:Chief Financial Officer